Exhibit 10.2

Chris Mcleish DWF LLP

110 Queen Street Glasgow G1 3HD

Our Ref: DAR/M52733.45 Your Ref: CJM/201667-5 4 September 2019

Dear Sirs,

Roslin Assets Limited Quotient Biocampus Limited

Site 3, Bio Campus, Roslin, Midlothian

On behalf of and as instructed by my client Roslin Assets Limited, a company incorporated under the Companies Acts (Registered Number 10893348) and having their registered office formerly at 5th Floor, Maybrook House, 40 Blackfriars Street, Manchester, M3 2EG and now at 1st Floor, Rico House, George Street, Prestwich, Manchester,  M25 9WS ("the Purchaser"), I hereby accept your offer dated 4 September 2019 ("the Offer") on behalf of your clients Quotient Biocampus Limited, incorporated under the Companies Acts (Registered Number SC514165) and having their registered office formerly at Douglas Buildings, Pentlands Science Park, Bush Loan, Penicuik, EH26 OPL and now at 5 James Hamilton Way, Milton Bridge, Penicuik, Scotland, EH26 OBF ("the Seller") offering to vary the Missives entered into between the Purchaser and the Seller constituted by offer and acceptance each dated 16 February 2018 in relation to the sale by the Seller to the Purchaser of the subjects known generally as Site 3, Bio Campus, Roslin, Midlothian, being the subjects more particularly described as the "the Property" in the Missives. I now hold the contract between the Seller and the Purchaser as varied as concluded .

Yours faithfully

/s/ David Ratter/s/ Julie Gorrie

…………………………………………………………………………

David RatterJulie Gorrie

SolicitorNo. 2 Lochrin Square

No.2 Lochrin Square 96Fountainbridge

Fountainbridge Edinburgh

Edinburgh EH3 9QA

as agent for Roslin Assets Limited

7158165-1